EXHIBIT 10.2

UC Case Nos. 92-283, 92-383 & 96-036

                       FIRST AMENDMENT TO OPTION AGREEMENT

      This first amendment to the Option Agreement ("Amendment") is effective this 9th day of June 1999 ("Effective Date") between The Regents of the University of California, a California corporation having statewide administrative headquarters at 1111 Franklin Street, 12th Floor, Oakland, California 94607 ("The Regents") and Triangle Pharmaceuticals, Inc., a North Carolina corporation, having a principal place of business at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 ("Optionee").

                                   BACKGROUND

      The Regents and Optionee entered into an agreement effective September 1, 1996 (UC Control No. 97-11-0081) ("Option Agreement") granting to Optionee an option to negotiate the terms of an exclusive license under Regents' Patent Rights (as defined in the Option Agreement). Under Article 6 (Due Diligence) of the Option Agreement, Optionee is required to sponsor research for at least two
(2) years according to the Project Description, Budget and Sponsored Research Agreement set forth in Attachment C. In the event that both Studies (as defined in the Sponsored Research Agreement) are terminated (other than for reasons of uncured breach on the part of The Regents) pursuant to Paragraphs 2.2 or 2.9 of the Sponsored Research Agreement, then Optionee shall have no further rights under the Option Agreement.

      Optionee has requested that the Option Agreement be amended to delete this provision *** , and The Regents hereby agrees to delete Paragraph 6.1 of Article 6 (Due Diligence) in its entirety.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.



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The remaining provisions of the Option Agreement remain in full force and effect. The parties have executed this Amendment by their respective and duly authorized officers, as evidenced by the signatures below.

TRIANGLE PHARMACEUTICALS, INC.          THE REGENTS OF THE
                                        UNIVERSITY OF CALIFORNIA


By: /s/ Chris A. Rallis                By: /s/ Paula R. Szoka, Ph.D.
    -------------------                    -------------------------
         (Signature)                           (Signature)

Name: Chris A. Rallis                  Name: Paula R. Szoka, Ph.D.

Title: Vice President                  Title: Senior Licensing Officer
       Business Development
       and General Counsel

Date: June 8, 1999                     Date: June 9, 1999


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